SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2004

McMoRan Exploration Co.

                         Delaware

                  001-07791

                                       72-1424200

        (State or other

                            (Commission

              (IRS Employer

         jurisdiction of                                    File Number)

               Identification

         incorporation or

               Number)

         organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures.

McMoRan Exploration Co. issued a press release dated March 24, 2004 updating Gulf of Mexico drilling activities including Garden Banks 625 exploration prospect (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  March 24, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1        Press release dated March 24, 2004 “McMoRan Exploration Co. Updates Gulf of Mexico Drilling Activities Including Drilling at Garden Banks 625 – “Dawson Deep” Exploration Prospect”